UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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[  ]      Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]      Definitive Proxy Statement
[  ]      Definitive Additional Materials
[  ]      Soliciting Material Pursuant to §240.14a-12

ECHO THERAPEUTICS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Echo Therapeutics, Inc., a Delaware corporation (“Echo” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with a solicitation of Echo’s stockholders.

Press Release Issued on October 2, 2014

Attached hereto is a press release that Echo issued on October 2, 2014. In its press release, Echo commented on the recent unauthorized public statements relating to Echo that have been made by Michael M. Goldberg M.D. and Shepard M. Goldberg, two members of the Echo Board of Directors that were either designated or nominated to the Echo Board by an affiliate of Platinum Management (NY) LLC.

Important Additional Information

Echo, its directors and certain of its executive officers are participants in a solicitation of Echo’s stockholders.  Information regarding the names of Echo’s directors and executive officers and their respective interests in Echo by security holdings or otherwise is set forth in Echo’s definitive proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on May 9, 2014.  Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, is set forth in Echo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on March 28, 2014 and its Quarterly Reports on Form 10-Q for the first two quarters of the fiscal year ended December 31, 2014 filed on May 12, 2014 and August 14, 2014, respectively.  To the extent holdings of Echo’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  These documents are available free of charge at the SEC's website at www.sec.gov.

STOCKHOLDERS ARE ENCOURAGED TO READ ANY ECHO SOLICITATION STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ECHO MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Stockholders will be able to obtain, free of charge, copies of any solicitation statement and any other documents filed by Echo with the SEC at the SEC's website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of Echo’s website at http://www.echotx.com/investors or by directing a request to Echo Therapeutics, Inc., 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, PA 19103, Attention: Investor Relations.

FOR IMMEDIATE RELEASE

For More Information:

Christine H. Olimpio Director, Investor Relations and Corporate Communications (215) 717-4104 colimpio@echotx.com

ECHO THERAPEUTICS COMMENTS ON UNAUTHORIZED PUBLIC STATEMENTS BY
MICHAEL M. GOLDBERG, M.D. AND SHEPARD M. GOLDBERG

PHILADELPHIA, PA, October 2, 2014 – Echo Therapeutics, Inc. (NASDAQ: ECTE), a medical device company, today commented on the recent unauthorized public statements relating to Echo that have been made by Michael Goldberg M.D. and Shepard M. Goldberg, two members of the Echo Board of Directors that were either designated or nominated to the Echo Board by an affiliate of Platinum Management (NY) LLC. In recent weeks, the Goldbergs have engaged in numerous unauthorized public communications targeted at Echo stockholders, the trading markets and the media. These have included an unauthorized public “investor” conference call during which the Goldbergs made a presentation relating to Echo, unauthorized press releases discussing Echo and other unauthorized statements by which the Goldbergs have sought to relay to Echo stockholders information relating to Echo, its prospects and its financing and strategic alternatives.

Echo issued the following statement: “We are extremely disappointed that the Goldbergs have engaged in such unauthorized and irresponsible actions, actions that have the potential to confuse and mislead our stockholders as well as the stock market. These actions not only violate our Board’s policies but also call into question the Goldbergs’ understanding of the duties and responsibilities of directors of a Nasdaq-listed, publicly-traded company. Stockholders are advised that neither Echo nor the Echo Board have authorized or approved the Goldbergs’ recent public “investor” conference call, presentations, the statements made by the Goldbergs during such call, the various press releases issued by the Goldbergs and any other communications that the Goldbergs have targeted at investors, the trading markets or the media. Stockholders are further advised that all such communications by the Goldbergs have been made solely in their individual capacities and not as authorized representatives of Echo or the Echo Board. Echo specifically disclaims (i) any responsibility for the Goldbergs’ public statements, communications and other unauthorized actions, (ii) any responsibility for the accuracy of any of the information relating to Echo, its prospects or its financing and strategic alternatives that is disseminated by the Goldbergs or those that may be acting in concert with the Goldbergs and (iii) any obligation to correct any false and misleading statements and disclosures that may be issued by the Goldbergs or those that may be acting in concert with the Goldbergs.”

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current expectation and beliefs of Echo’s management about the business of Echo, including, but not limited to, expectations regarding Echo’s liquidity needs, Echo’s ability to continue to fund its operations, Echo’s ability to identify strategies to address its liquidity needs, Echo’s ability to address its liquidity needs with additional third-party funding and the possibility that Echo may be forced to seek protection under the U.S. Bankruptcy Code. These forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those expressed or implied by such forward-looking statements. Those risks and uncertainties include, but are not limited to, risks related to the actions of Platinum Management (NY) LLC, its affiliates and the other members of its group, including, but not limited to, the lawsuits filed or threatened by the Platinum Group and the actions taken by the Platinum Group to harm Echo’s prospects and interfere with Echo’s relationships with its vendors and employees, including the amount of related costs and the disruption caused to business and financing activities by these actions, the potential inability of Echo to secure additional funding for its operations, the possibility that Echo may be forced to seek protection under the U.S. Bankruptcy Code, the adverse impact of any such bankruptcy filing by Echo on its business, financial condition and results of operations, including its ability to maintain relationships with vendors and employees, the actions of Echo’s creditors and other third parties with interests in any bankruptcy case filed by Echo, and Echo’s ability to obtain bankruptcy court approval in connection with any bankruptcy case filed by Echo. Other risks and uncertainties that may cause actual events to differ materially from the statements we have made herein are identified and described in more detail in Echo's filings with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2013, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. The forward-looking statements in this Press Release are made as of the date hereof. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Echo does not expect to, and disclaims any obligation to, publicly update, amend or clarify any forward-looking statements whether as a result of new information, future events or otherwise. Echo, however, reserves the right to update such statements or any portion thereof at any time for any reason.

Important Additional Information

Echo, its directors and certain of its executive officers are participants in a solicitation of Echo’s stockholders.  Information regarding the names of Echo’s directors and executive officers and their respective interests in Echo by security holdings or otherwise is set forth in Echo’s definitive proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on May 9, 2014.  Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, is set forth in Echo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on March 28, 2014 and its Quarterly Reports on Form 10-Q for the first two quarters of the fiscal year ended December 31, 2014 filed on May 12, 2014 and August 14, 2014, respectively.  To the extent holdings of Echo’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  These documents are available free of charge at the SEC's website at www.sec.gov.

STOCKHOLDERS ARE ENCOURAGED TO READ ANY ECHO SOLICITATION STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ECHO MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Stockholders will be able to obtain, free of charge, copies of any solicitation statement and any other documents filed by Echo with the SEC at the SEC's website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of Echo’s website at http://www.echotx.com/investors or by directing a request to Echo Therapeutics, Inc., 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, PA 19103, Attention: Investor Relations.